PROPERTY AND EQUIPMENT (Details) - USD ($)	Mar. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Leasehold improvements	$ 29,976	$ 33,196	$ 44,777
Construction in progress	597,134	580,816	0
Air conditioning equipment	22,100	22,106	21,496
Office equipment	30,667	30,675	22,241
Total property and equipment	679,877	666,793	88,514
Less accumulated depreciation and amortization	(26,393)	(22,921)	(9,361)
Property and equipment, net	$ 653,483	$ 643,872	$ 79,153